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                             SPS TECHNOLOGIES, INC.

                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN




                 As Amended and Restated Effective July 31, 2001
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                                TABLE OF CONTENTS

SECTION                    CONTENT                                                          PAGE
-------                    -------                                                          ----
ARTICLE I                  PURPOSE............................................................1

ARTICLE II                 DEFINITIONS........................................................2

ARTICLE III                ELIGIBILITY FOR PARTICIPATION......................................8

ARTICLE IV                 CALCULATION OF BENEFITS............................................9

ARTICLE V                  BENEFIT PAYMENTS..................................................13

ARTICLE VI                 BENEFICIARY DESIGNATION...........................................14

ARTICLE VII                ADMINISTRATION....................................................15

ARTICLE VIII               CHANGE OF CONTROL.................................................19

SCHEDULE A                 SERP PLAN PARTICIPANTS............................................22

SCHEDULE B                 SERP PLAN PARTICIPANTS SPECIAL PROVISIONS.........................23

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                                   ARTICLE I

                                     PURPOSE

         The purpose of this Supplemental Executive Retirement Plan is to provide supplemental retirement benefits to a select group of management and highly compensated employees of SPS Technologies, Inc. and certain of its subsidiaries which participate in the Plan. Among other things, it is intended that the Plan will aid in attracting and retaining employees of exceptional ability. It is the intent of the Company that the Plan not be considered "tax-qualified" under the Internal Revenue Code. The Plan has been amended and restated effective as of July 31, 2001. Notwithstanding any provision of the Plan to the contrary, the benefit payable to a Participant under the Plan as amended and restated shall in no event be less that the benefit payable to such Participant under the terms of the Plan as in effect on December 31, 1997.

                                   ARTICLE II

                                   DEFINITIONS

         2.01 "Actuarial Equivalent" shall mean having, or that which has, equal actuarial value based on the Applicable Interest Rate and the Applicable Mortality Table as defined in the Retirement Plan document.

         2.02 "Average Compensation" shall mean (i) the average of a Participant's highest base salary earned for any five consecutive years (sixty consecutive months) out of the last ten consecutive years (one-hundred twenty consecutive months) prior to the Determination Date, or (ii) if the Participant has been employed less than five consecutive years (sixty consecutive months) at the Determination Date, the average of the Participant's base salary from the date of commencement of employment with the Company to the Determination Date.
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         2.03 "Beneficiary" shall mean the person, persons, or entity designated pursuant to Section 6.01.

         2.04 "Benefit Equalization Plan" shall mean the Benefit Equalization Plan of SPS Technologies, Inc., as amended from time to time.

         2.05 "Board" shall mean the Board of Directors of SPS Technologies,
Inc.

         2.06 "Cause" shall mean misappropriation of funds, habitual insobriety, substance abuse, conviction of a crime involving moral turpitude, or gross negligence in the performance of employee's duties, which gross negligence has had an adverse effect on the Company's business, operations, assets or properties so as to materially adversely affect the financial condition of the Company and its subsidiaries taken as a whole.

         2.07 A "Change of Control" shall be deemed to have taken place if (i) any Person (except the Company, any Subsidiary of the Company, any employee benefit plan of the Company or any Subsidiary of the Company, any Person or entity organized, appointed or established by the Company for or pursuant to the terms of any such employee benefit plan, or an Exempted Person), together with all Affiliates and Associates of such Person, shall become the Beneficial Owner in the aggregate of twenty percent (20%) or more of the Common Shares of the Company then outstanding, (ii) an Exempted Person, together with all Affiliates and Associates of such Person, shall become the Beneficial Owner in the aggregate of thirty percent (30%) or more of the Common Shares of the Company then outstanding, or (iii) during any thirty-six (36) month period, (A) individuals who were Directors at the beginning of such period (the "Initial Directors") cease for any reason to constitute a majority of the Board, unless
(B) the Initial Directors, plus other directors who became Directors subsequent to the beginning of the thirty-six (36) month period and whose election and

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nomination for election by the Company's shareholders were on each such occasion during the thirty-six (36) month period approved by a vote of at least two-thirds (2/3) of the Initial Directors then in office, constitute a majority of the Board. If a Person as described in clause (i) or an Exempted Person as described in clause (ii) inadvertently becomes a Beneficial Owner of the Company's Common Shares aggregating the amounts described in either of clauses
(i) or (ii) above, and as soon as practicable divests (without exercising or retaining any power, including voting, with respect to such shares) a sufficient amount of such shares so as to hold less than the amounts described therein after notice by the Company that such Person or Exempted Person, as appropriate, will be deemed by the Company to have caused a Change of Control unless such divestiture is made, then, despite the provisions of clause (i) or (ii) as applicable, a Change of Control shall not be deemed to have taken place.

         For the purposes of this Section 2.07:

         (a) "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Exchange Act.

         (b) A Person shall be deemed the "Beneficial Owner" of any securities:

         (1) that such Person or any of such Person's Affiliates or Associates, directly or indirectly, has the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding (whether or not in writing) or upon the exercise of warrants, options, conversion rights, exchange rights, or other rights or otherwise; provided, however, that a Person shall not be deemed the "Beneficial Owner" of securities tendered pursuant to a tender or exchange offer made by such Person or any of such Person's Affiliates or Associates until such tendered securities are accepted for payment, purchase or exchange;

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         (2) that such Person or any of such Person's Affiliates or Associates, directly or indirectly, has the right to vote or dispose of or has "beneficial ownership" of (as determined pursuant to Rule 13d-3 of the General Rules and Regulations under the Exchange Act), including without limitation pursuant to any agreement, arrangement or understanding, whether or not in writing; provided, however, that a Person shall not be deemed the "Beneficial Owner" of any security under this subsection (2) as a result of an oral or written agreement, arrangement or understanding to vote such security if such agreement, arrangement or understanding (A) arises solely from a revocable proxy given in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable provisions of the General Rules and Regulations under the Exchange Act, and (B) is not then reportable by such Person on
Schedule 13D under the Exchange Act (or any comparable or successor report); or

         (3) that are beneficially owned, directly or indirectly, by any other Person (or any Affiliate or Associate thereof) with which such Person (or any of such Person's Affiliates or Associates) has any agreement, arrangement or understanding (whether or not in writing) for the purpose of acquiring, holding, voting (except pursuant to a revocable proxy as described in the proviso to subsection (2) above) or disposing of any voting securities of the Company; provided, however, that nothing in this subsection (b) shall cause a Person engaged in business as an underwriter of securities to be the "Beneficial Owner" of any securities acquired through such Person's participation in good faith in a firm commitment underwriting until the expiration of forty (40) days after the date of such acquisition.

         (c) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

         (d) "Exempted Person" shall mean the group known as GAMCO Investors/Gabelli Funds, Inc. as identified in the most recent Schedule 13D filed by such group prior to the date hereof, unless and until such group or any Person in such group, together with all Affiliates and Associates of such group or any Person in such group, becomes the Beneficial Owner of thirty percent (30%) or more of the Common Shares of the Company then outstanding. The purchaser, assignee or transferee of Common Shares of the Company of an Exempted Person shall not be an Exempted Person.

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         (e) "Person" shall mean any individual, firm, corporation, partnership, or other entity.

         (f) "Subsidiary" shall have the meaning ascribed to such term in Rule 12b-2 of the General Rules and Regulations under the Exchange Act.

         2.08 "Change of Control Period" shall mean the three (3) year period commencing on the first day immediately following a Change of Control.

         2.09 "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

         2.10 "Committee" shall mean the Executive Compensation and Stock Option Committee of the Board.

         2.11 "Company" shall mean SPS Technologies, Inc., a Pennsylvania corporation.

         2.12 "Determination Date" shall mean the Participant's Normal Retirement Date if the Participant retires then or thereafter, Early Retirement Date if the Participant retires before his or her Normal Retirement Date but on or after his Early Retirement Date, the date of a Participant's voluntary termination of employment with the Company (other than upon retirement) or the date of a Participant's involuntary termination of employment not for Cause with the Company, whichever is applicable.

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         2.13 "Disability" shall mean a disability which qualifies the
Participant for benefits under the SPS Technologies, Inc. Long Term Disability Plan or any other disability which, in the judgment of the Committee relying upon such professional advice as the Committee deems appropriate under the circumstances, prevents a Participant from performing his or her employment obligations to Employer. In the absence of fraud, the Committee's determination shall be conclusive.

         2.14 "Early Retirement Date" shall mean any date on which a Participant retires prior to a Participant's Normal Retirement Date, but after a Participant has attained age 55 and ten (10) Years of Vesting Service.

         2.15 "Employee" shall mean any person employed by SPS Technologies, Inc., or one of its subsidiaries.

         2.16 "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time.

         2.17 "Executive Severance Agreement" shall mean an agreement between the Company and select management employees (including Participants) dated as of December 1, 1988, as such agreement may be amended or restated from time to time, or any similar severance agreement entered into after December 1, 1988, which provides for compensation and benefits (as set forth in the agreement) in the event that there is a Triggering Termination of such employee, as that term is defined in the Executive Severance Agreement. In the event that such an agreement is not in effect for a Participant at a particular point in time relevant under the terms of this Plan, "Executive Severance Agreement" shall mean the most recent agreement, as defined in the preceding sentence, in effect between the Company and the Participant.

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         2.18 "Normal Retirement Date" shall mean the first day of the month coincident with or next following a Participant's sixty-fifth (65th) birthday.

         2.19 "Participant" shall mean any Employee entitled to participate in this Plan under Article III.

         2.20 "Participating Subsidiary" shall mean a subsidiary of the Company which has an Employee who is a Participant in this Plan.

         2.21 "Plan" shall mean the SPS Technologies, Inc. Supplemental Executive Retirement Plan, as set forth herein and effective January 1, 1998. "Prior Plan" shall mean the Supplemental Executive Retirement Plan in effect immediately prior to the effective date of this Plan.

         2.22 "Projected Benefit Service" shall mean the number of years of Benefit Service for which a Participant could be credited if he or she continued employment with the Company until age 65.

         2.23 "Retirement Plan" shall mean the SPS Technologies, Inc. Retirement Income Plan, as amended from time to time.

         2.24 "Retirement Plan Participant" shall mean a participant in the Retirement Plan.

         2.25 "Senior Executive Severance Plan" shall mean the SPS Technologies, Inc. Senior Executive Severance Plan, originally adopted December 14, 1992, as amended from time to time.

         2.26 "Target Benefit" shall mean the Target Percentage as at any Determination Date multiplied by a Participant's Average Compensation.

         2.27 "Target Percentage" shall mean sixty percent (60%) multiplied by a fraction, the numerator of which is a Participant's Benefit Service at the Determination Date and the denominator of which is the greater of (i) or (ii), where (i) equals a Participant's Projected Benefit Service, and (ii) equals fifteen (15) years. Notwithstanding the foregoing, a Participant's Target Percentage shall in no event exceed sixty percent (60%).

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         2.28 "Triggering Termination" shall mean a severance of employment which is a Triggering Termination under either the Executive Severance Agreement or the Senior Executive Severance Plan.

         2.29 "Years of Benefit Service" or "Benefit Service" shall mean Years of Benefit Service or Benefit Service, as determined under the Retirement Plan. Participants listed in Schedule B hereto shall have their Benefit Service increased as therein set forth.

         2.30 "Years of Vesting Service" or "Vesting Service" shall mean Years of Vesting Service or Vesting Service, as determined under the Retirement Plan.

         Unless otherwise specified, words and phrases used in this Plan shall have the same meaning as such words or phrases when used in the then current Retirement Plan and if there is then no such Plan in existence, the meaning as used in such plan as existed at the time of its termination.

                                  ARTICLE III

                          ELIGIBILITY FOR PARTICIPATION

         3.01 Participation. The Plan is designed to benefit select members of senior management of the Company. Eligibility to participate in the Plan shall be limited to those Employees designated by the Committee, as set forth in Schedule A.

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                                   ARTICLE IV

                             CALCULATION OF BENEFITS

         4.01 Normal Retirement. Subject to the adjustments and limitations set forth in Sections 4.02, 4.03, 4.04, 4.09 and in Schedule B, a Participant shall receive, in equal monthly installments, an annual supplemental retirement benefit under this Plan, computed as at his or her Determination Date, equal to the Target Benefit, less the sum of the offsets (A), (B) and (C), as follows:

         (A) the benefit payable to a Participant under the Retirement Plan and the Benefit Equalization Plan. The Actuarial Equivalent applicable to the Participant's age at his Determination Date shall be used to calculate the annuity amount under the Retirement Plan and the Benefit Equalization Plan. In the event that either the Retirement Plan or the Benefit Equalization Plan is terminated, the reduction under this paragraph (A) shall be the benefit to which the Participant is entitled at the date of such plan's termination; and

         (B) the benefit payable to the Participants listed on Schedule B hereto as set forth therein; and

         (C) the Primary Insurance Amount (PIA) offset. This offset shall be calculated based on the PIA multiplied by a fraction, the numerator of which is the Participant's Benefit Service at the Determination Date and the denominator of which is the greater of (i) a Participant's Projected Benefit Service at the Determination Date, or (ii) fifteen (15) years.

         Attached hereto as Schedule 4.01 are illustrative calculations of the benefits which would be payable under this Section 4.01 under several hypothetical scenarios.

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         4.02 Early Retirement Reduction. Except as provided in Sections 4.03,
7.03, 8.01 and Schedule B, if a Participant retires on or after his Early Retirement Date, the Target Benefit calculated under Section 4.01 of this Plan shall be reduced by four-tenths of one percent (0.4%) for each full calendar month by which the commencement of benefits precedes the first day of the month coincident with or next following the Participant's attainment of age sixty-two
(62) and by two-tenths of one percent (0.2%) for each full calendar month (to a maximum of thirty-six (36) months) by which the commencement of benefits precedes the Participant's Normal Retirement Date. In making the calculations under this Section 4.02, the Primary Insurance Amount (PIA) offset in accordance with Section 4.01(C) shall be calculated based on the preceding PIA multiplied by a fraction, the numerator of which is the Participant's Benefit Service at the Determination Date and the denominator of which is the greater of (i) a Participant's Projected Benefit Service at the Determination Date, or (ii) fifteen (15) years.

         Attached hereto as Schedule 4.02 are illustrative calculations of the benefits which would be payable under this Section 4.02 under several hypothetical scenarios.

         4.03 Reduction for Voluntary Termination. In the event of a Participant's voluntary termination of employment with the Company after meeting the requirements of Section 4.09 but prior to his or her Early Retirement Date, the Target Benefit calculated under Section 4.01 of the Plan shall be reduced by ten-twelfths of one percent (0.833%) for each full calendar month by which the commencement of benefits precedes the Participant's Normal Retirement Date.

         Attached hereto as Schedule 4.03 are illustrative calculations of the benefits which would be payable under this Section 4.03 under several hypothetical scenarios.

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         4.04 Reduction for Involuntary Termination Not For Cause. In the event of a Participant's involuntary termination of employment with the Company other than for Cause, the Participant's benefit shall be payable in accordance with
Section 4.03, except that the Target Benefit calculated under Section 4.03 shall be reduced using the Actuarial Equivalent, instead of the 0.833% reduction referred to in said Section 4.03. The reduction in accordance with this Section
4.04 shall be applied for each full calendar month by which the commencement of benefits precedes the Participant's Normal Retirement Date.

         Attached hereto as Schedule 4.04 are illustrative calculations of the benefits which would be payable under this Section 4.04 under several hypothetical scenarios.

         4.05 Termination Prior to Age Fifty-Five. In no event shall payment of any benefit under this Plan commence prior to the Participant's attainment of age fifty-five (55), except as provided in Article VIII hereof. For a Participant whose Determination Date is prior to the Participant's attainment of age fifty-five (55), benefits shall not commence until the Participant's 55th birthday, except as provided in Article VIII hereof, and the applicable early retirement benefit reduction factor described in Section 4.02, 4.03 or 4.04 shall be calculated based upon benefits commencing at age fifty-five (55) for such Participant. Additionally, for a Participant whose Determination Date is prior to the Participant's attainment of age fifty-five (55), the offsets described in Sections 4.01(A), 4.01(B), and 4.01(C) shall be computed on the basis that such Participant attained age fifty-five (55), as follows:

         (a) the benefits payable to a Participant under the Retirement Plan and the Benefit Equalization Plan in accordance with Section 4.01(A) shall be rolled forward to age fifty-five (55) for the Participant using the Applicable Interest Rate as defined in the Retirement Plan, with no increase in Average Compensation between the Determination Date and age fifty-five (55); and

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         (b) the benefits payable to the Participants listed on Schedule B hereto in accordance with Section 4.01(B) shall be rolled forward using a calculation based on age fifty-five (55) for the Participant; and

         (c) the Primary Insurance Amount (PIA) offset in accordance with
Section 4.01(C) shall be rolled forward using a calculation based on the preceding PIA multiplied by a fraction, the numerator of which is the Participant's Benefit Service at the Determination Date and the denominator of which is the greater of (i) a Participant's Projected Benefit Service at the Determination Date, or (ii) fifteen (15) years.

         4.06 Disability. A Participant whose employment with the Company and all Participating Subsidiaries terminates on account of Disability shall be entitled to receive benefits in an amount calculated (a) if employment so terminates before the Participant attains age 55 and ten (10) Years of Vesting Service, under Section 4.04 notwithstanding Section 4.09, or (b) if employment so terminates on or after the Participant attains age 55 and ten (10) Years of Vesting Service, under Section 4.02.

         4.07 Death Benefits.

         (a) In the event of a Participant's death while actively employed by the Company or while in the status of Disability, the Participant's Beneficiary shall be entitled to receive a benefit payable for the Beneficiary's lifetime. The amount shall be equal to the greater of the amount the Participant would have been eligible to receive for life under Section 4.01 and 4.02 had the Participant retired on the day before his death, survived to his Early Retirement Date, or retired immediately if the provisions of Section 4.02 were met on the date of the Participant's death, and elected a 50% contingent annuity. In the event of the Participant's death, no benefit shall be payable under this Plan prior to the Participant's Early Retirement Date.

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         (b) If a Participant who is entitled to a future retirement benefit under the Plan dies after termination of employment with the Company and prior to the commencement of benefit payments, the Participant's Beneficiary shall be entitled to receive a survivor's benefit in accordance with the provisions of
Section 4.07(a) hereof. In the event the Participant (1) terminates employment while entitled to a benefit, (2) elects a payment option, and (3) dies prior to receipt of the first payment, the payment shall be made to the Participant's Beneficiary in accordance with the terms of the elected payment option except that, if the Participant is married and elects a life only option, the Participant shall be deemed to have elected the 50% contingent annuity option with the spouse as the Beneficiary.

         4.08 No Other Death Benefits. Except as otherwise provided in Section 4.07, no benefits shall be payable to a Beneficiary pursuant to this Plan.

         4.09 Vested Benefit. Except under and as provided in Sections 4.06,
7.03 and 8.01, employees who first become a Participant in the Plan on and after January 1, 1998 shall not be entitled to receive benefits under this Plan unless the Participant has attained five (5) Years of Vesting Service or the Participant's Normal Retirement Date.

                                   ARTICLE V

                                BENEFIT PAYMENTS

         5.01 Form of Benefit Payment. Except as otherwise provided under the Plan, benefits shall be paid in the form of a life annuity for single Participants or an actuarially equivalent 50% contingent annuity for married Participants unless the Participant elects an alternate payment form selected from a 50% contingent annuity, 75% contingent annuity, 100% contingent annuity, 120 payment period certain or a 180 payment period certain. Alternative forms of benefits under this Plan shall be calculated on an Actuarial Equivalent basis. Notwithstanding the election of the form of benefit payment by the Participant, the Committee shall have the authority to designate, in its sole discretion, the form of benefit payment upon written notice to the Participant. If any form of benefit elected provides for the payment of benefits to a Beneficiary upon the Participant's death, such benefits shall be paid to the Beneficiary designated in accordance with the provisions of Article VI. In the event that a Participant's benefits payable under this Plan are less than $3,000 per year, then at the election of the Committee (which may be exercised at any time in the absolute discretion of the Committee) such benefits may be paid in a single, lump sum payment in full satisfaction and discharge of such benefit obligation. In such event, the Participant shall execute and deliver such documents as the Committee may reasonably request as a condition to such lump sum payment.

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         5.02 Commencement of Benefits.

         (a) Except as provided in Sections 5.02(b), 5.02(c) and 8.02, benefit payments to a Participant shall commence at the discretion of the Committee, but not earlier than Participant's 55th birthday and not later than the January 1 following the later of the month in which benefits begin to be paid under the Retirement Plan or the Participant's Determination Date.

         (b) In the case of a Participant whose employment with the Company and all Participating Subsidiaries terminates on account of Disability, the Participant shall begin to receive benefits in accordance with Section 5.02(a), unless the Committee at its sole discretion commences payment at an earlier date.


























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         (c) If a Participant is involuntarily terminated for any reason other than Cause at a time when the Participant does not receive the benefits provided with respect to a Triggering Termination under an Executive Severance Agreement or the Senior Executive Severance Plan, benefit payments shall commence within fifteen (15) days of the later of the date on which Participant is no longer an employee of the Company or the date Participant reaches age fifty-five (55).

         5.03 Funding of Benefits. Benefits under this Plan shall not be funded and shall be paid out of the general assets of the Company. The Company shall not be required to segregate any funds for the Plan's Participants. Notwithstanding any provision in this Section 5.03 to the contrary, the Committee shall have the sole discretion but not the obligation to secure this Plan through a trust.

         5.04 Cause. Neither a Participant nor his or her Beneficiary shall be entitled to receive any benefits under this Plan if the Participant is terminated for Cause.

                                   ARTICLE VI

                             BENEFICIARY DESIGNATION

         6.01 Beneficiary Designation. Each Participant shall have the right, at any time, to designate a primary Beneficiary and a secondary Beneficiary. Each Beneficiary designation shall be in a written form prescribed by the Committee and will be effective only when filed with the Committee during the Participant's lifetime. Notwithstanding the provisions of Section 5.01, a Participant may designate a Beneficiary other than the beneficiary designated under the Retirement Plan.






                                      -15-
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         6.02 Amendments. Any Beneficiary designation form may be changed prior to the commencement of payment of benefits by a Participant without the consent of any designated Beneficiary or other person by the filing of a new Beneficiary designation form which will cancel all Beneficiary designation forms previously filed.

         6.03 No Beneficiary Designation. If any Participant fails to designate a beneficiary in the manner provided above or if the Beneficiary designated by a deceased Participant predeceases the Participant, the Committee shall direct such Participant's benefits (or the balance thereof), to the extent that such benefits are payable to a beneficiary, to be distributed as follows:

         (a) to the Participant's designated beneficiary under the Retirement Plan, if any;

         (b) if the Participant has no designated beneficiary under the Retirement Plan, to the Participant's surviving Spouse, if any; or

         (c) if the Participant has no designated beneficiary under the Retirement Plan and no surviving Spouse, then to the Participant's estate.

         6.04 Death of Beneficiary. If the Beneficiary designated by a deceased Participant dies before receiving complete distribution of benefits to which the Beneficiary is entitled and no other effective beneficiary designation is in effect, the Committee shall direct that such benefits be distributed to such beneficiary as the Beneficiary shall designate, or if no such designation is in effect, then to the Beneficiary's estate.












                                      -16-
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                                  ARTICLE VII

                                 ADMINISTRATION

         7.01 Committee. The Committee shall administer the Plan. The Committee shall have full authority to resolve all questions arising in connection with the Plan, including its interpretation; may adopt procedural rules; and may employ and rely on such legal counsel, such actuaries, such accountants, and such agents as it may deem advisable to assist in the administration of the Plan. Decisions of the Committee shall be conclusive and binding on all persons, except to the extent that a court of competent jurisdiction shall decide to the contrary.

         7.02 Claims Procedure.

         (a) In the event that the Committee denies, in whole or in part, a claim for benefits by a Participant or his Beneficiary, the Committee shall furnish notice of the denial to the claimant, setting forth:

         (1) the specific reasons for the denial,

         (2) specific reference to the pertinent Plan provisions on which the denial is based,

         (3) a description of any additional information necessary for the claimant to perfect the claim and an explanation of why such information is necessary, and

         (4) appropriate information as to the steps to be taken if the claimant wishes to submit his claim for review.

         Such notice shall be forwarded to the claimant within thirty (30) days of the Committee's receipt of the claim; provided, however, that in special circumstances the Committee may extend the response period for up to an additional thirty (30) days, in which event it shall notify the claimant in writing of the extension, and shall specify the reason or reasons for the extension.

         (b) Within sixty (60) days of receipt of a notice of claim denial, a claimant or his duly authorized representative may petition the Committee in writing for a full and fair review of the denial. The claimant or his duly authorized representative shall have the opportunity to review pertinent documents and to submit issues and comments in writing to the Committee. The Committee shall review the denial and shall communicate its decision and the reasons therefor to the claimant in writing within thirty (30) days of receipt of the petition; provided, however, that in special circumstances the Committee may extend the response period for up to an additional thirty (30) days, in which event it shall notify the claimant in writing prior to the commencement of the extension.

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

         7.03 Plan Amendment and Termination. Except as provided in Section 8.03, this Plan may be terminated or amended at any time by the Board. Any termination or amendment shall operate prospectively only and shall not affect any benefits theretofore accrued. If the Plan is terminated or amended to cease or to reduce benefit accrual prior to a Participant's termination of employment, the rights of a Participant to the benefit theretofore earned under this Plan shall vest, subject to the Participant's theretofore having met or thereafter meeting the requirements in Section 4.09. The Committee in its sole discretion may determine at the time of the Plan's termination or reduction in benefit accrual that the requirements in Section 4.09 shall be disregarded. This determination must be consistent for all Participants. In addition, no amendment shall modify the date as of which any benefit earned at the time of such amendment shall commence with respect to a Participant or Beneficiary.

         7.04 Enforcement; No Set-off.

         (a) In the event that the Company shall fail or refuse to make payment of any amounts due the Participant under the Plan, the Company shall pay to the Participant, in addition to the payment of any other sums provided in the Plan, interest, compounded daily, on any amount remaining unpaid from the date payment is required until paid to the Participant, at the rate from time to time announced by First Union National Bank (or its successor) as its "prime rate" plus four percent (4%), each change in such rate to take effect on the effective date of the change in such prime rate.

         (b) It is the intent of the parties that the Participant not be required to incur any expenses associated with the enforcement of his or her rights under the Plan by arbitration, litigation or other legal action because the cost and expense thereof would substantially detract from the benefits intended to be extended to the Participant under the Plan. Accordingly, the Company shall pay the Participant on demand the amount necessary to reimburse the Participant in full all expenses (including all attorney's fees and legal expenses) incurred by the Participant in enforcing any of the obligations of the Company under this Plan.

         (c) The Company's obligations to make the payments provided for in this Plan and otherwise to perform its obligations hereunder shall not be affected by any circumstances, including, without limitation, any setoff, counterclaim, recoupment, defense or other right which the Company may have against the Participant or others.

         7.05 Not a Contract of Employment. The terms and conditions of this Plan shall not be deemed to constitute a contract of employment between the Company or any Participating Subsidiary and the Participant, and the Participant (or his Beneficiary) shall have no rights against the Company or any Participating Subsidiary, except as may otherwise be specifically provided herein. Moreover, nothing in this Plan shall be deemed to give a Participant the right to be retained in the service of the Company or any Participating Subsidiary or to interfere with the right of the Company or any Participating Subsidiary to discipline or discharge the Participant at any time.

         7.06 Conflicting Provisions. To the extent that any provision of this Plan conflicts with or otherwise is inconsistent with or operates in a fashion different than any provision(s) of the Executive Severance Agreement or the Senior Executive Severance Plan, the provision(s) of the Executive Severance Agreement or the Senior Executive Severance Plan, as the case may be, shall prevail (provided that the provisions of this Plan shall govern in respect of inconsistent provisions of the Senior Executive Severance Plan that would require a lump sum payment from this Plan, any payment prior to age 55, or payment using early retirement factors or other actuarial adjustments that are different from the factors contained in this Plan), and this Plan shall be deemed to have been amended and modified to the extent required to give effect to the Executive Severance Agreement or, except as noted in the foregoing parenthetical clause, to the Senior Executive Severance Plan. Likewise, the provisions of the Executive Severance Agreement shall prevail over the provisions of the Senior Executive Severance Plan.

         7.07 Prior Benefits. Notwithstanding any provision of the Plan to the contrary, the benefit payable to a Participant under the Plan as herein and hereafter amended and restated shall in no event be less that the benefit payable to such Participant under the terms of the Plan as in effect on December 31, 1997.

         7.08 Severability of Provisions. If any provision of this Plan is determined to be void by any court of competent jurisdiction, the Plan shall continue to operate and, for the purposes of the jurisdiction of that court only, shall be deemed not to include the provision determined to be void.

         7.09 Non-Assignability. Except as required by applicable law, no benefits under this Plan shall be subject in any manner to alienation, anticipation, sale, transfer, assignment, pledge, or encumbrance.

         7.10 Withholding. The Company shall have the right to withhold any and all state, local, and Federal taxes which may be withheld in accordance with applicable law.

         7.11 Governing Law. Except to the extent superseded by ERISA, all questions pertaining to the validity, construction, and operation of the Plan shall be determined in accordance with the laws of the Commonwealth of Pennsylvania.

                                  ARTICLE VIII

                                CHANGE OF CONTROL

         8.01 Vesting Upon a Change of Control. Anything in this Plan to the contrary notwithstanding, in the event a Change of Control occurs prior to a Participant's termination of employment, the Participant's benefit hereunder shall be deemed immediately vested upon such Change of Control, shall be calculated in accordance with Section 4.01, and the provisions of Sections 4.02, 4.03, 4.04, 4.05 and 4.09 shall be disregarded for purposes of such calculation and for all other purposes of this Plan.

         8.02 Immediate Payment. In the event of a Participant's Triggering Termination upon a Change of Control or during a Change of Control Period, the Participant's benefit under Section 4.01, as modified by Section 8.01, shall be computed as herein set forth and shall be distributed to the Participant in cash in the form of a lump sum distribution. For purposes of determining the amount of the lump sum distribution computed hereunder, the Participant's benefit determined under Section 4.01, as modified by Section 8.01, shall be calculated using the Actuarial Equivalent. The lump sum distribution of the benefit computed hereunder shall be made to the Participant within fifteen (15) days of the date of termination of employment (without regard to any salary continuation payable on account of such termination under any plan or agreement). Attached hereto as Schedule 8.02 are illustrative calculations of the benefits which would be payable under this Section 8.02 under several hypothetical scenarios.

         8.03 Amendment or Termination. The Company shall not amend or otherwise modify this Plan upon or following a Change of Control, nor shall it, for a period of three (3) years commencing on the effective date of the Change of Control terminate this Plan. Any termination of this Plan shall be prospective only and shall not modify or affect any rights or benefits theretofore vested or accrued.

         8.04 Termination of Trust. In the event that any benefits payable under this Plan are to be paid from or are secured pursuant to the terms of a trust, then, if after a Change in Control the trust is terminated, or amended in any material respect, such benefits shall become immediately payable under this Plan, anything to the contrary contained herein or otherwise notwithstanding.

         Pursuant to resolution of the Board, this instrument is to be effective as of July 31, 2001.

                                   SCHEDULE A

                             SERP PLAN PARTICIPANTS


         Name
         ----

         Charles W. Grigg

         John S. Thompson

         William M. Shockley

         James D. Dee

         Walter T. Benecki

         Joseph I. Snowden

         Bryant L. Cranston

         Steven E. Engelman

         Michael Sharp

         John L. Gburek

                                   SCHEDULE B

                             SERP PLAN PARTICIPANTS
                               SPECIAL PROVISIONS

         1.)  Charles W. Grigg

              a) Charles W. Grigg shall have his Benefit Service increased by his service with Watts Industries, Inc.

              b) The supplemental retirement benefit payable to Charles W. Grigg under the Plan shall be reduced by the benefits payable to him under the Watts Industries, Inc. Supplemental Employees Retirement Plan.

              c)  Charles W. Grigg shall be deemed fully vested under this Plan.

         2.)  John S. Thompson

              a) John S. Thompson shall have his Benefit Service increased by his service with BTR, Inc.

              b) The supplemental retirement benefit payable to John S. Thompson under the Plan shall be reduced by the benefits payable to him under the BTR, Inc. Qualified Salaried Pension Plan.

              c) John S. Thompson shall be deemed fully vested under this Plan notwithstanding Section 4.09.

         3.) Notwithstanding any provision of the Plan to the contrary, except as provided in Sections 4.03, 7.03 and 8.01, if Walter
              T. Benecki, Bryant L. Cranston or Charles W. Grigg, retire on or after his Early Retirement Date and before his Normal Retirement Date, the Early Retirement Reduction under Section
              4.02 of this Plan shall be calculated by multiplying the benefit amount by the applicable factor in the table below:

                          ---------------------------------

                             Age       Applicable Factor
                          ---------------------------------
                             65              1.000
                          ---------------------------------
                             64              0.952
                          ---------------------------------
                             63              0.904
                          ---------------------------------
                             62              0.856
                          ---------------------------------
                             61              0.808
                          ---------------------------------
                             60              0.760
                          ---------------------------------
                             59              0.712
                          ---------------------------------
                             58              0.664
                          ---------------------------------
                             57              0.616
                          ---------------------------------
                             56              0.568
                          ---------------------------------
                             55              0.520
                          ---------------------------------

                              Section 4.01

                                                                                                                SERPPART
                                                          --------------------------
Calculation of Benefits Under the SERP                    Sample SERP Calculation #1                            01/14/02
Normal Retirement - Age 65                                --------------------------
Sample Calculation as of ......................   12/31/01
                                                                        ------------------------------------------------
                                                                        Annual base salary:
                                                                                              # mo
                                                                                              -------
                                                                                   $250,000     12                  2001
DOB ...........................................   12/31/36                          240,000     12                  2000
Benefit Service base date .....................   12/31/81                          231,000     12                  1999
Age as of calculation date.....................     65.000                          222,000     12                  1998
Actuarial Equivalent factor ...................    10.8311                          213,000     12                  1997
Applicable Interest Rate ......................      5.78%                                0      0                  1996
                                                                        ------------------------------
                                                                                   $231,200     60                  avg.
                                                                        ------------------------------------------------

    1.     Benefit Service (2.29) as of ...................   12/31/01                                            20.000

    2.     Projected Benefit Service (2.22) to age 65 .....   12/31/01                                            20.000

    3.     Target Percentage (2.27):  60%  x  ( (1.) / (2.) )                                                      60.0%

    4.     Average Compensation (2.02)                                                                          $231,200

    5.     Target Benefit (2.26): (3.) x (4.)                                                                   $138,720

    6.     Early Retirement Reduction (4.02)                                                                        0.0%

    7.     Target Benefit  x  (1 - Reduction Factor)                                                            $138,720


    8.     Section 4.01 offsets:

              (A)  Retirement Plan (RIP) benefit accrued to date *                     $150,000                  $13,849

              (A)  Benefit Equalization Plan (BEP) benefit accrued to date*             $35,000                    3,231

              (C)  Estimated age 65 Social Security benefit, adjusted to attained age**                           20,000
                           Age 65 PIA:     $20,000

                                                                                                              ----------
           d.  Sum of offsets                                                                                    $37,080

    9.     Annual supplemental retirement benefit under the SERP: (7.) - (8d.)                                  $101,640

   10.     Payments made in equal monthly installments of:                                                        $8,470

* The factor used for converting the RIP and BEP cash balances to an annuity amount is the Actuarial Equivalent factor (10.8311) for the employee's attained age (65.000 years) as of the calculation date.

** Equal to the Social Security benefit projected to age 65 assuming pay remains level into the future. This amount is multiplied by a fraction, the numerator of which is the participant's service on the determination date and the denominator of which is the participant's projected service at age 65.

See attached example of Actuarial Equivalent factor table used in this sample calculation.

                                  Section 4.01

                                                                                                                SERPPART
                                                          --------------------------
Calculation of Benefits Under the SERP                    Sample SERP Calculation #2                            01/14/02
Normal Retirement - Age 65 (less than 10 years)           --------------------------
Sample Calculation as of ......................   12/31/01
                                                                        ------------------------------------------------
                                                                        Annual base salary:
                                                                                               # mo
                                                                                              -------
                                                                                   $250,000     12                  2001
DOB ...........................................   12/31/36                          240,000     12                  2000
Benefit Service base date .....................   12/31/92                          231,000     12                  1999
Age as of calculation date.....................     65.000                          222,000     12                  1998
Actuarial Equivalent factor ...................    10.8311                          213,000     12                  1997
Applicable Interest Rate ......................      5.78%                                0      0                  1996
                                                                        ------------------------------
                                                                                   $231,200     60                  avg.
                                                                        ------------------------------------------------

    1.     Benefit Service (2.29) as of ..................    12/31/01                                             9.000

    2.     Projected Benefit Service (2.22) to age 65 ....    12/31/01                9.000                       15.000
                                                                            (use 15 if less than 15)
    3.     Target Percentage (2.27):  60%  x  ( (1.) / (2.) )                                                      36.0%

    4.     Average Compensation (2.02)                                                                          $231,200

    5.     Target Benefit (2.26): (3.) x (4.)                                                                    $83,232

    6.     Early Retirement Reduction (4.02)                                                                        0.0%

    7.     Target Benefit  x  (1 - Reduction Factor)                                                             $83,232


    8.     Section 4.01 offsets:

              (A)  Retirement Plan (RIP) benefit accrued to date*                  $150,000                      $13,849

              (A)  Benefit Equalization Plan (BEP) benefit accrued to date*         $35,000                        3,231

              (C)  Estimated age 65 Social Security benefit, adjusted to attained age**                           20,000
                           Age 65 PIA:  $20,000
                                                                                                              ----------
           d.  Sum of offsets                                                                                    $37,080

    9.     Annual supplemental retirement benefit under the SERP: (7.) - (8d.)                                   $46,152

   10.     Payments made in equal monthly installments of:                                                        $3,846

* The factor used for converting the RIP and BEP cash balances to an annuity amount is the Actuarial Equivalent factor (10.8311) for the employee's attained age (65.000 years) as of the calculation date.

** Equal to the Social Security benefit projected to age 65 assuming pay remains level into the future. This amount is multiplied by a fraction, the numerator of which is the participant's service on the determination date and the denominator of which is the participant's projected service at age 65.

See attached example of Actuarial Equivalent factor table used in this sample calculation.

                                  Section 4.02

                                                                                                                SERPPART
                                                          --------------------------
Calculation of Benefits Under the SERP                    Sample SERP Calculation #3                            01/14/02
Early Retirement - Age 62 (min 10 yrs)                    --------------------------
Sample Calculation as of ......................   12/31/01
                                                                       -------------------------------------------------
                                                                       Annual base salary:
                                                                                             # mo
                                                                                            -------
                                                                                  $250,000     12                   2001
DOB ...........................................   12/31/39                         240,000     12                   2000
Benefit Service base date .....................   12/31/81                         231,000     12                   1999
Age as of calculation date.....................     62.000                         222,000     12                   1998
Actuarial Equivalent factor ...................    11.6369                         213,000     12                   1997
Applicable Interest Rate ......................      5.78%                               0      0                   1996
                                                                       ------------------------------
                                                                                  $231,200     60                   avg.
                                                                       -------------------------------------------------

    1.     Benefit Service (2.29) as of ..................     12/31/01                                           20.000

    2.     Projected Benefit Service (2.22) to age 65 ....     12/31/04                                           23.000

    3.     Target Percentage (2.27):  60%  x  ( (1.) / (2.))                                                       52.2%

    4.     Average Compensation (2.02)                                                                          $231,200

    5.     Target Benefit (2.26): (3.) x (4.)                                                                   $120,626

    6.     Early Retirement Reduction (4.02)                                                                        7.2%

    7.     Target Benefit  x  (1 - Reduction Factor)                                                            $111,941


    8.     Section 4.01 offsets:

              (A)  Retirement Plan (RIP) benefit accrued to date*                 $150,000                       $12,890

              (A)  Benefit Equalization Plan (BEP) benefit accrued to date*        $35,000                         3,008

              (C)  Estimated age 65 Social Security benefit, adjusted to attained age**                           17,391
                           Age 65 PIA:  $20,000
                                                                                                              ----------
           d.  Sum of offsets                                                                                    $33,289

    9.     Annual supplemental retirement benefit under the SERP: (7.) - (8d.)                                   $78,652

   10.     Payments made in equal monthly installments of:                                                        $6,554

* The factor used for converting the RIP and BEP cash balances to an annuity amount is the Actuarial Equivalent factor (11.6369) for the employee's attained age (62.000 years) as of the calculation date.

** Equal to the Social Security benefit projected to age 65 assuming pay remains level into the future. This amount is multiplied by a fraction, the numerator of which is the participant's service on the determination date and the denominator of which is the participant's projected service at age 65.

See attached example of Actuarial Equivalent factor table used in this sample calculation.

                                  Section 4.02

                                                                                                                SERPPART
                                                          --------------------------
Calculation of Benefits Under the SERP                    Sample SERP Calculation #4                            01/14/02
Early Retirement - Age 55 (min 10 yrs)                    --------------------------
Sample Calculation as of ......................   12/31/01
                                                                       -------------------------------------------------
                                                                       Annual base salary:
                                                                                             # mo
                                                                                            -------
                                                                                  $250,000     12                   2001
DOB ...........................................   12/31/46                         240,000     12                   2000
Benefit Service base date .....................   12/31/81                         231,000     12                   1999
Age as of calculation date.....................     55.000                         222,000     12                   1998
Actuarial Equivalent factor ...................    13.2526                         213,000     12                   1997
Applicable Interest Rate ......................      5.78%                               0      0                   1996
                                                                       ------------------------------
                                                                                  $231,200     60                   avg.
                                                                       -------------------------------------------------

    1.     Benefit Service (2.29) as of ..................     12/31/01                                           20.000

    2.     Projected Benefit Service (2.22) to age 65 ....     12/31/11                                           30.000

    3.     Target Percentage (2.27):  60%  x  ( (1.) / (2.))                                                       40.0%

    4.     Average Compensation (2.02)                                                                          $231,200

    5.     Target Benefit (2.26): (3.) x (4.)                                                                    $92,480

    6.     Early Retirement Reduction (4.02)                                                                       40.8%

    7.     Target Benefit  x  (1 - Reduction Factor)                                                             $54,748


    8.     Section 4.01 offsets:

              (A)  Retirement Plan (RIP) benefit accrued to date*                 $150,000                       $11,319

              (A)  Benefit Equalization Plan (BEP) benefit accrued to date*        $35,000                         2,641

              (C)  Estimated age 65 Social Security benefit, adjusted to attained age**                           13,333
                           Age 65 PIA: $20,000
                                                                                                              ----------
           d.  Sum of offsets                                                                                    $27,293

    9.     Annual supplemental retirement benefit under the SERP: (7.) - (8d.)                                   $27,455

   10.     Payments made in equal monthly installments of:                                                        $2,288

* The factor used for converting the RIP and BEP cash balances to an annuity amount is the Actuarial Equivalent factor (13.2526) for the employee's attained age (55.000 years) as of the calculation date.

** Equal to the Social Security benefit projected to age 65 assuming pay remains level into the future. This amount is multiplied by a fraction, the numerator of which is the participant's service on the determination date and the denominator of which is the participant's projected service at age 65.

See attached example of Actuarial Equivalent factor table used in this sample calculation.

                                  Section 4.03

                                                                                                                SERPPART
                                                          ----------------------------------------------
Calculation of Benefits Under the SERP                    Sample SERP Calculation #5                            01/14/02
Voluntary Termination - age 62 (less than 10 yrs)         ----------------------------------------------
Sample Calculation as of ......................   12/31/01
                                                                       -------------------------------------------------
                                                                       Annual base salary:
                                                                                            # mo
                                                                                          -------
                                                                                  $250,000     12                   2001
DOB ...........................................   12/31/39                         240,000     12                   2000
Benefit Service base date .....................   12/31/92                         231,000     12                   1999
Age as of calculation date.....................     62.000                         222,000     12                   1998
Actuarial Equivalent factor ...................    11.6369                         213,000     12                   1997
Applicable Interest Rate ......................      5.78%                               0      0                   1996
                                                                       ------------------------------
                                                                                  $231,200     60                   avg.
                                                                       -------------------------------------------------

    1.     Benefit Service (2.29) as of ..................     12/31/01                                            9.000

    2.     Projected Benefit Service (2.22) to age 65 ....     12/31/04             12.000                        15.000
                                                                        (use 15 if less than 15)
    3.     Target Percentage (2.27):  60%  x  ( (1.) / (2.))                                                       36.0%

    4.     Average Compensation (2.02)                                                                          $231,200

    5.     Target Benefit (2.26): (3.) x (4.)                                                                    $83,232

    6.     Reduction for Voluntary Termination (4.03)                                                              30.0%

    7.     Target Benefit  x  (1 - Reduction Factor)                                                             $58,262


    8.     Section 4.01 offsets:

              (A)  Retirement Plan (RIP) benefit accrued to date*                 $150,000                       $12,890

              (A)  Benefit Equalization Plan (BEP) benefit accrued to date*        $35,000                         3,008

              (C)  Estimated age 65 Social Security benefit, adjusted to attained age**                           15,000
                           Age 65 PIA:  $20,000
                                                                                                              ----------
           d.  Sum of offsets                                                                                    $30,898

    9.     Annual supplemental retirement benefit under the SERP: (7.) - (8d.)                                   $27,365

   10.     Payments made in equal monthly installments of:                                                        $2,280

* The factor used for converting the RIP and BEP cash balances to an annuity amount is the Actuarial Equivalent factor (11.6369) for the employee's attained age (62.000 years) as of the calculation date.

** Equal to the Social Security benefit projected to age 65 assuming pay remains level into the future. This amount is multiplied by a fraction, the numerator of which is the participant's service on the determination date and the denominator of which is the participant's projected service at age 65.

See attached example of Actuarial Equivalent factor table used in this sample calculation.

                                  Section 4.03

                                                                                                                SERPPART
                                                          --------------------------
Calculation of Benefits Under the SERP                    Sample SERP Calculation #6                            01/14/02
Voluntary Termination - age 55 (less than 10 yrs)         --------------------------
Sample Calculation as of ......................   12/31/01
                                                                       -------------------------------------------------
                                                                       Annual base salary:
                                                                                            # mo
                                                                                          -------
                                                                                  $250,000     12                   2001
DOB ...........................................   12/31/46                         240,000     12                   2000
Benefit Service base date .....................   12/31/92                         231,000     12                   1999
Age as of calculation date.....................     55.000                         222,000     12                   1998
Actuarial Equivalent factor ...................    13.2526                         213,000     12                   1997
Applicable Interest Rate ......................      5.78%                               0      0                   1996
                                                                       ------------------------------
                                                                                  $231,200     60                   avg.
                                                                       -------------------------------------------------

    1.     Benefit Service (2.29) as of ..................     12/31/01                                            9.000

    2.     Projected Benefit Service (2.22) to age 65 ....     12/31/11             19.000                        19.000
                                                                        (use 15 if less than 15)
    3.     Target Percentage (2.27):  60%  x  ( (1.) / (2.))                                                       28.4%

    4.     Average Compensation (2.02)                                                                          $231,200

    5.     Target Benefit (2.26): (3.) x (4.)                                                                    $65,709

    6.     Reduction for Voluntary Termination (4.03)                                                             100.0%

    7.     Target Benefit  x  (1 - Reduction Factor)                                                                  $0


    8.     Section 4.01 offsets:

              (A)  Retirement Plan (RIP) benefit accrued to date*                 $150,000                       $11,319

              (A)  Benefit Equalization Plan (BEP) benefit accrued to date*        $35,000                         2,641

              (C)  Estimated age 65 Social Security benefit, adjusted to attained age**                            9,474
                           Age 65 PIA: $20,000
                                                                                                              ----------
           d.  Sum of offsets                                                                                    $23,433

    9.     Annual supplemental retirement benefit under the SERP: (7.) - (8d.)                                        $0
                           (benefit amount cannot be less than $0)

   10.     Payments made in equal monthly installments of:                                                            $0

* The factor used for converting the RIP and BEP cash balances to an annuity amount is the Actuarial Equivalent factor (13.2526) for the employee's attained age (55.000 years) as of the calculation date.

** Equal to the Social Security benefit projected to age 65 assuming pay remains level into the future. This amount is multiplied by a fraction, the numerator of which is the participant's service on the determination date and the denominator of which is the participant's projected service at age 65.

See attached example of Actuarial Equivalent factor table used in this sample calculation.

                                  Section 4.04

                                                                                                                SERPPART
                                                          --------------------------
Calculation of Benefits Under the SERP                    Sample SERP Calculation #7                            01/14/02
Involuntary Termination or Disability - age 62            --------------------------
(less than 10 yrs.)
Sample Calculation as of ......................   12/31/01             -------------------------------------------------
                                                                       Annual base salary:
                                                                                            # mo
                                                                                          -------
                                                                                  $250,000     12                   2001
DOB ...........................................   12/31/39                         240,000     12                   2000
Benefit Service base date .....................   12/31/92                         231,000     12                   1999
Age as of calculation date.....................     62.000                         222,000     12                   1998
Actuarial Equivalent factor ...................    11.6369                         213,000     12                   1997
Applicable Interest Rate ......................      5.78%                               0      0                   1996
                                                                       ------------------------------
                                                                                  $231,200     60                   avg.
                                                                       -------------------------------------------------

    1.     Benefit Service (2.29) as of ..................     12/31/01                                            9.000

    2.     Projected Benefit Service (2.22) to age 65 ....     12/31/04             12.000                        15.000
                                                                        (use 15 if less than 15)
    3.     Target Percentage (2.27):  60%  x  ( (1.) / (2.))                                                       36.0%

    4.     Average Compensation (2.02)                                                                          $231,200

    5.     Target Benefit (2.26): (3.) x (4.)                                                                    $83,232

    6.     Reduction for Involuntary Termination (4.04)                                                            23.5%

    7.     Target Benefit  x  (1 - Reduction Factor)                                                             $63,672


    8.     Section 4.01 offsets:

              (A)  Retirement Plan (RIP) benefit accrued to date*                 $150,000                       $12,890

              (A)  Benefit Equalization Plan (BEP) benefit accrued to date*        $35,000                         3,008

              (C)  Estimated age 65 Social Security benefit, adjusted to attained age**                           15,000
                           Age 65 PIA: $20,000
                                                                                                              ----------
           d.  Sum of offsets                                                                                    $30,898

    9.     Annual supplemental retirement benefit under the SERP: (7.) - (8d.)                                   $32,775

   10.     Payments made in equal monthly installments of:                                                        $2,731

* The factor used for converting the RIP and BEP cash balances to an annuity amount is the Actuarial Equivalent factor (11.6369) for the employee's attained age (62.000 years) as of the calculation date.

** Equal to the Social Security benefit projected to age 65 assuming pay remains level into the future. This amount is multiplied by a fraction, the numerator of which is the participant's service on the determination date and the denominator of which is the participant's projected service at age 65.

See attached example of Actuarial Equivalent factor table used in this sample calculation.

See attached example of Actuarial Equivalent reduction factor table used in this sample calculation.

                                  Section 4.04

                                                                                                                SERPPART
                                                          --------------------------
Calculation of Benefits Under the SERP                    Sample SERP Calculation #8                            01/14/02
Involuntary Termination or Disability - age 55            --------------------------
(less than 10 yrs.)
                                                                       -------------------------------------------------
Sample Calculation as of ......................   12/31/01             Annual base salary:
                                                                                            # mo
                                                                                          -------
                                                                                  $250,000     12                   2001
DOB ...........................................   12/31/46                         240,000     12                   2000
Benefit Service base date .....................   12/31/92                         231,000     12                   1999
Age as of calculation date.....................     55.000                         222,000     12                   1998
Actuarial Equivalent factor ...................    13.2526                         213,000     12                   1997
Applicable Interest Rate ......................      5.78%                               0      0                   1996
                                                                       ------------------------------
                                                                                  $231,200     60                   avg.
                                                                       -------------------------------------------------

    1.     Benefit Service (2.29) as of .......                12/31/01                                            9.000

    2.     Projected Benefit Service (2.22) to age 65          12/31/11             19.000                        19.000
                                                                        (use 15 if less than 15)
    3.     Target Percentage (2.27):  60%  x  ( (1.) / (2.))                                                       28.4%

    4.     Average Compensation (2.02)                                                                          $231,200

    5.     Target Benefit (2.26): (3.) x (4.)                                                                    $65,709

    6.     Reduction for Involuntary Termination (4.04)                                                            56.4%

    7.     Target Benefit  x  (1 - Reduction Factor)                                                             $28,649


    8.     Section 4.01 offsets:

              (A)  Retirement Plan (RIP) benefit accrued to date*                 $150,000                       $11,319

              (A)  Benefit Equalization Plan (BEP) benefit accrued to date*        $35,000                         2,641

              (C)  Estimated age 65 Social Security benefit, adjusted to attained age**                            9,474
                           Age 65 PIA: $20,000
                                                                                                             -----------
           d.  Sum of offsets                                                                                    $23,433

    9.     Annual supplemental retirement benefit under the SERP: (7.) - (8d.)                                    $5,216

   10.     Payments made in equal monthly installments of:                                                          $435

* The factor used for converting the RIP and BEP cash balances to an annuity amount is the Actuarial Equivalent factor (13.2526) for the employee's attained age (55.000 years) as of the calculation date.

** Equal to the Social Security benefit projected to age 65 assuming pay remains level into the future. This amount is multiplied by a fraction, the numerator of which is the participant's service on the determination date and the denominator of which is the participant's projected service at age 65.

See attached example of Actuarial Equivalent factor table used in this sample calculation.

See attached example of Actuarial Equivalent reduction factor table used in this sample calculation.

                                  Section 4.04

                                                                                                                SERPPART
                                                          --------------------------
Calculation of Benefits Under the SERP                    Sample SERP Calculation #9                            01/14/02
Involuntary Termination or Disability - age 50            --------------------------
Sample Calculation as of ......................   12/31/01
                                                                       -------------------------------------------------
                                                                       Annual base salary:
                                                                                            # mo
                                                                                          -------
                                                                                  $250,000     12                   2001
DOB ...........................................   12/31/51                         240,000     12                   2000
Benefit Service base date .....................   12/31/92                         231,000     12                   1999
Age as of calculation date.....................     50.000                         222,000     12                   1998
Actuarial Equivalent factor ...................    14.1780                         213,000     12                   1997
Applicable Interest Rate ......................      5.78%                               0      0                   1996
                                                                       ------------------------------
Age as of commencement of benefits ............     55.000                        $231,200     60                   avg.
                                                                       -------------------------------------------------
Actuarial Equivalent factor ...................    13.2526

    1.     Benefit Service (2.29) as of ..................     12/31/01                                            9.000

    2.     Projected Benefit Service (2.22) to age 65 ....     12/31/16                                           24.000

    3.     Target Percentage (2.27):  60%  x  ( (1.) / (2.))                                                       22.5%

    4.     Average Compensation (2.02)                                                                          $231,200

    5.     Target Benefit (2.26): (3.) x (4.)                                                                    $52,020

    6.     Reduction to age 55 (4.05)  for Involuntary Termination (4.04)                                          56.4%

    7.     Target Benefit  x  (1 - Reduction Factor)                                                             $22,681


    8.     Section 4.01 offsets:

              (A)  RIP benefit  * rolled forward to age 55 (4.05 (a))             $150,000                       $14,990

              (A)  BEP benefit  * rolled forward to age 55 (4.05 (a))              $35,000                        $3,498

              (C)  Estimated age 65 Social Security benefit, adjusted to age 55 (4.05(c))**                       11,667
                           Age 65 PIA: $20,000
                                                                                                             -----------
           d.  Sum of offsets                                                                                    $30,155

    9.     Annual supplemental retirement benefit under the SERP: (7.) - (8d.)                                        $0
                           (benefit amount cannot be less than $0)

   10.     Payments made in equal monthly installments of:                                                            $0

* The factor used for converting the RIP and BEP cash balances to an annuity amount is the Actuarial Equivalent factor (13.2526) for the employee's attained age (55.000 years) as of the calculation date.

** Equal to the Social Security benefit projected to age 65 assuming pay remains level into the future. This amount is multiplied by a fraction, the numerator of which is the participant's service on the determination date and the denominator of which is the participant's projected service at age 65.

See attached example of Actuarial Equivalent factor table used in this sample calculation.

See attached example of Actuarial Equivalent reduction factor table used in this sample calculation.

                                  Section 8.02

                                                                                                                SERPPART
                                                          ---------------------------
Calculation of Benefits Under the SERP                    Sample SERP Calculation #10                           01/14/02
Change of Control - age 65                                ---------------------------
Sample Calculation as of ......................   12/31/01
                                                                       -------------------------------------------------
                                                                       Annual base salary:
                                                                                            # mo
                                                                                          -------
                                                                                  $250,000     12                   2001
DOB ...........................................   12/31/36                         240,000     12                   2000
Benefit Service base date .....................   12/31/81                         231,000     12                   1999
Age as of calculation date.....................     65.000                         222,000     12                   1998
Actuarial Equivalent factor ...................    10.8311                         213,000     12                   1997
Applicable Interest Rate ......................      5.78%                               0      0                   1996
                                                                       ------------------------------
                                                                                  $231,200     60                   avg.
                                                                       -------------------------------------------------

    1.     Benefit Service (2.29) as of ..................     12/31/01                                           20.000

    2.     Projected Benefit Service (2.22) to age 65 ....     12/31/01                                           20.000

    3.     Target Percentage (2.27):  60%  x  ( (1.) / (2.))                                                       60.0%

    4.     Average Compensation (2.02)                                                                          $231,200

    5.     Target Benefit (2.26): (3.) x (4.)                                                                   $138,720

    6.     Section 4.01 offsets:

              (A)  Retirement Plan (RIP) benefit accrued to date*                 $150,000                       $13,849

              (A)  Benefit Equalization Plan (BEP) benefit accrued to date*        $35,000                         3,231

              (C)  Estimated age 65 Social Security benefit, adjusted to attained age**                           20,000
                           Age 65 PIA: $20,000
                                                                                                            ------------
           d.  Sum of offsets                                                                                    $37,080

    7.     Annual supplemental retirement benefit under the SERP: (5.) - (6d.)                                  $101,640

    8.     Lump sum payable at Triggering Termination - Change of Control (8.02)                              $1,100,868

* The factor used for converting the RIP and BEP cash balances to an annuity amount is the Actuarial Equivalent factor (10.8311) for the employee's attained age (65.000 years) as of the calculation date.

** Equal to the Social Security benefit projected to age 65 assuming pay remains level into the future. This amount is multiplied by a fraction, the numerator of which is the participant's service on the determination date and the denominator of which is the participant's projected service at age 65.

See attached example of Actuarial Equivalent factor table used in this sample calculation.

                                  Section 8.02

                                                                                                                SERPPART
                                                          ---------------------------
Calculation of Benefits Under the SERP                    Sample SERP Calculation #11                           01/14/02
Change of Control - age 62                                ---------------------------
Sample Calculation as of ......................   12/31/01
                                                                       -------------------------------------------------
                                                                       Annual base salary:
                                                                                           # mo
                                                                                          -------
                                                                                  $250,000     12                   2001
DOB ...........................................   12/31/39                         240,000     12                   2000
Benefit Service base date .....................   12/31/81                         231,000     12                   1999
Age as of calculation date.....................     62.000                         222,000     12                   1998
Actuarial Equivalent factor ...................    11.6369                         213,000     12                   1997
Applicable Interest Rate ......................      5.78%                               0      0                   1996
                                                                       --------------------------------
                                                                                  $231,200     60                   avg.
                                                                       -------------------------------------------------

    1.     Benefit Service (2.29) as of ..................     12/31/01                                           20.000

    2.     Projected Benefit Service (2.22) to age 65 ....     12/31/04                                           23.000

    3.     Target Percentage (2.27):  60%  x  ( (1.) / (2.))                                                       52.2%

    4.     Average Compensation (2.02)                                                                          $231,200

    5.     Target Benefit (2.26): (3.) x (4.)                                                                   $120,626

    6.     Section 4.01 offsets:

              (A)  Retirement Plan (RIP) benefit accrued to date*                 $150,000                       $12,890

              (A)  Benefit Equalization Plan (BEP) benefit accrued to date*        $35,000                         3,008

              (C)  Estimated age 65 Social Security benefit, adjusted to attained age**                           17,391
                           Age 65 PIA: $20,000
                                                                                                            ------------
           d.  Sum of offsets                                                                                    $33,289

    7.     Annual supplemental retirement benefit under the SERP: (5.) - (6d.)                                   $87,337

    8.     Lump sum payable at Triggering Termination - Change of Control (8.02)                              $1,016,333

* The factor used for converting the RIP and BEP cash balances to an annuity amount is the Actuarial Equivalent factor (11.6369) for the employee's attained age (62.000 years) as of the calculation date.

** Equal to the Social Security benefit projected to age 65 assuming pay remains level into the future. This amount is multiplied by a fraction, the numerator of which is the participant's service on the determination date and the denominator of which is the participant's projected service at age 65.

See attached example of Actuarial Equivalent factor table used in this sample calculation.

                                  Section 8.02

                                                                                                                SERPPART
                                                          ---------------------------
Calculation of Benefits Under the SERP                    Sample SERP Calculation #12                           01/14/02
Change of Control - age 55                                ---------------------------
Sample Calculation as of ......................   12/31/01
                                                                       -------------------------------------------------
                                                                       Annual base salary:
                                                                                            # mo
                                                                                          -------
                                                                                  $250,000     12                   2001
DOB ...........................................   12/31/46                         240,000     12                   2000
Benefit Service base date .....................   12/31/81                         231,000     12                   1999
Age as of calculation date.....................     55.000                         222,000     12                   1998
Actuarial Equivalent factor ...................    13.2526                         213,000     12                   1997
Applicable Interest Rate ......................      5.78%                               0      0                   1996
                                                                       ------------------------------
                                                                                  $231,200     60                   avg.
                                                                       -------------------------------------------------

    1.     Benefit Service (2.29) as of ..................     12/31/01                                           20.000

    2.     Projected Benefit Service (2.22) to age 65 ....     12/31/11                                           30.000

    3.     Target Percentage (2.27):  60%  x  ( (1.) / (2.))                                                       40.0%

    4.     Average Compensation (2.02)                                                                          $231,200

    5.     Target Benefit (2.26): (3.) x (4.)                                                                    $92,480

    6.     Section 4.01 offsets:

              (A)  Retirement Plan (RIP) benefit accrued to date*                 $150,000                       $11,319

              (A)  Benefit Equalization Plan (BEP) benefit accrued to date*        $35,000                         2,641

              (C)  Estimated age 65 Social Security benefit, adjusted to attained age**                           13,333
                           Age 65 PIA: $20,000
                                                                                                            ------------
           d.  Sum of offsets                                                                                    $27,293

    7.     Annual supplemental retirement benefit under the SERP: (5.) - (6d.)                                   $65,187

    8.     Lump sum payable at Triggering Termination - Change of Control (8.02)                                $863,899

* The factor used for converting the RIP and BEP cash balances to an annuity amount is the Actuarial Equivalent factor (13.2526) for the employee's attained age (55.000 years) as of the calculation date.

** Equal to the Social Security benefit projected to age 65 assuming pay remains level into the future. This amount is multiplied by a fraction, the numerator of which is the participant's service on the determination date and the denominator of which is the participant's projected service at age 65.

See attached example of Actuarial Equivalent factor table used in this sample calculation.

                                  Section 8.02

                                                                                                                SERPPART
                                                          ---------------------------
Calculation of Benefits Under the SERP                    Sample SERP Calculation #13                           01/14/02
Change of Control - age 50                                ---------------------------
Sample Calculation as of ......................   12/31/01
                                                                       -------------------------------------------------
                                                                       Annual base salary:
                                                                                            # mo
                                                                                          -------
                                                                                  $250,000     12                   2001
DOB ...........................................   12/31/51                         240,000     12                   2000
Benefit Service base date .....................   12/31/81                         231,000     12                   1999
Age as of calculation date.....................     50.000                         222,000     12                   1998
Actuarial Equivalent factor ...................    14.1780                         213,000     12                   1997
Applicable Interest Rate ......................      5.78%                               0      0                   1996
                                                                       ------------------------------
                                                                                  $231,200     60                   avg.
                                                                       -------------------------------------------------

    1.     Benefit Service (2.29) as of ..................     12/31/01                                           20.000

    2.     Projected Benefit Service (2.22) to age 65 ....     12/31/16                                           35.000

    3.     Target Percentage (2.27):  60%  x  ( (1.) / (2.))                                                       34.3%

    4.     Average Compensation (2.02)                                                                          $231,200

    5.     Target Benefit (2.26): (3.) x (4.)                                                                    $79,269

    6.     Section 4.01 offsets:

              (A)  Retirement Plan (RIP) benefit accrued to date*                 $150,000                       $10,580

              (A)  Benefit Equalization Plan (BEP) benefit accrued to date*        $35,000                         2,469

              (C)  Estimated age 65 Social Security benefit, adjusted to attained age**                           11,429
                           Age 65 PIA: $20,000
                                                                                                             -----------
           d.  Sum of offsets                                                                                    $24,477

    7.     Annual supplemental retirement benefit under the SERP: (5.) - (6d.)                                   $54,792

    8.     Lump sum payable at Triggering Termination - Change of Control (8.02)                                $776,836

* The factor used for converting the RIP and BEP cash balances to an annuity amount is the Actuarial Equivalent factor (14.1780) for the employee's attained age (50.000 years) as of the calculation date.

** Equal to the Social Security benefit projected to age 65 assuming pay remains level into the future. This amount is multiplied by a fraction, the numerator of which is the participant's service on the determination date and the denominator of which is the participant's projected service at age 65.

See attached example of Actuarial Equivalent factor table used in this sample calculation.

                                  Section 8.02

                                                                                                                SERPPART
                                                          ---------------------------
Calculation of Benefits Under the SERP                    Sample SERP Calculation #14                           01/14/02
Change of Control - age 45                                ---------------------------
Sample Calculation as of ......................   12/31/01
                                                                       -------------------------------------------------
                                                                       Annual base salary:
                                                                                            # mo
                                                                                          -------
                                                                                  $250,000     12                   2001
DOB ...........................................   12/31/56                         240,000     12                   2000
Benefit Service base date .....................   12/31/81                         231,000     12                   1999
Age as of calculation date.....................     45.000                         222,000     12                   1998
Actuarial Equivalent factor ...................    14.9485                         213,000     12                   1997
Applicable Interest Rate ......................      5.78%                               0      0                   1996
                                                                       ------------------------------
                                                                                  $231,200     60                   avg.
                                                                       -------------------------------------------------

    1.     Benefit Service (2.29) as of ..................     12/31/01                                           20.000

    2.     Projected Benefit Service (2.22) to age 65 ....     12/31/21                                           40.000

    3.     Target Percentage (2.27):  60%  x  ( (1.) / (2.))                                                       30.0%

    4.     Average Compensation (2.02)                                                                          $231,200

    5.     Target Benefit (2.26): (3.) x (4.)                                                                    $69,360

    6.     Section 4.01 offsets:

              (A)  Retirement Plan (RIP) benefit accrued to date*                 $150,000                       $10,034

              (A)  Benefit Equalization Plan (BEP) benefit accrued to date*        $35,000                         2,341

              (C)  Estimated age 65 Social Security benefit, adjusted to attained age**                           10,000
                           Age 65 PIA: $20,000
                                                                                                            ------------
           d.  Sum of offsets                                                                                    $22,376

    7.     Annual supplemental retirement benefit under the SERP: (5.) - (6d.)                                   $46,984

    8.     Lump sum payable at Triggering Termination - Change of Control (8.02)                                $702,343

* The factor used for converting the RIP and BEP cash balances to an annuity amount is the Actuarial Equivalent factor (14.9485) for the employee's attained age (45.000 years) as of the calculation date.

** Equal to the Social Security benefit projected to age 65 assuming pay remains level into the future. This amount is multiplied by a fraction, the numerator of which is the participant's service on the determination date and the denominator of which is the participant's projected service at age 65.

See attached example of Actuarial Equivalent factor table used in this sample calculation.